UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38169	45-3864597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pluckemin Way, Suite 103

Bedminster NJ 07921

(Address of principal executive offices, including zip code)

(212) 461-2315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	Tyme	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 16, 2022 (the “Closing Date”), Tyme Technologies, Inc. (the “Company” or “Tyme”) completed its business combination with Syros Pharmaceuticals, Inc. in accordance with the terms of the Agreement and Plan of Merger, dated as of July 3, 2022 (the “Merger Agreement”), by and among the Company, Syros Pharmaceuticals, Inc., a Delaware corporation (“Syros”) and Tack Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Syros (“Merger Sub”), pursuant which Merger Sub merged with and into Tyme, with Tyme surviving as a wholly owned subsidiary of Syros (the “Merger”).

Also on September 16, 2022, but prior to the closing of the Merger, Syros completed a 1-for-10 reverse stock split of its common stock (the “Reverse Stock Split”). At the closing of the Merger, Syros issued an aggregate of 7,546,014 shares of its common stock to Tyme stockholders, based on a pre-Reverse Stock Split exchange ratio of 0.4382 shares of Syros common stock for each share of Tyme common stock outstanding immediately prior to the Merger, which exchange ratio was equitably adjusted to 0.04382 as a result of the Reverse Stock Split. The exchange ratio was determined through arm’s-length negotiations between Syros and Tyme. In addition, each outstanding and unexercised option to purchase shares of Tyme common stock granted to an individual who continued as a service provider to Tyme at the effective time of the Merger was assumed by Syros and converted into an option to purchase shares of Syros common stock, with necessary adjustments to reflect the exchange ratio. Each outstanding and unexercised warrant to purchase shares of Tyme common stock, other than the warrants issued by the Company on May 20, 2020, were also assumed by Syros and converted into a warrant to purchase shares of Syros common stock, with necessary adjustments to reflect the exchange ratio. The warrants issued by Tyme on May 20, 2020 were repurchased at their Black-Scholes valuation pursuant to their terms prior to the closing of the Merger.

The issuance of the shares of the Syros common stock issued to the former stockholders of Tyme was registered with the U.S. Securities and Exchange Commission (the “SEC”) on the Registration Statement on Form S-4, as amended (File No. 333-266184) filed by Syros (the “Registration Statement”).

The foregoing description of the Merger and Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 on the Report on Form 8-K filed by the Company on July 5, 2022, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the NASDAQ Capital Market (“NASDAQ”) on the Closing Date that a Certificate of Merger had been filed with the State of Delaware in connection with the Merger and that, at the effective time of the Merger, each outstanding share of Tyme common stock was cancelled and converted into the right to receive Syros common stock subject to the terms of the Merger Agreement. The Company requested that NASDAQ delist the shares of Tyme common stock on the Closing Date, and as a result, expects trading of the shares of Tyme common stock on NASDAQ to be suspended no later than prior to the opening of trading on Nasdaq on September 19, 2022. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the shares of Tyme common stock from NASDAQ and the deregistration of the shares of Tyme Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the shares of Tyme Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Items 2.01 and 8.01 is incorporated herein by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of and at the closing of the Merger, a change of control of the Company occurred, and the Company became a wholly-owned direct subsidiary of Syros.

The information set forth under Item 2.01 is incorporated herein by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report is incorporated herein by reference into this Item 5.02.

In connection with the consummation of the Merger, immediately following the closing of the Merger, each of Richard Cunningham, Steve Hoffman, Gerald Sokol, David Carberry, Timothy Tyson, Douglas Michels, Donald DeGolyer and Christine Baker resigned from the Company’s Board of Directors and any committees thereof. Such resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices. Following the closing of the Merger, each of Richard Cunningham, Frank Porfido and James Biehl ceased to be officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the closing of the Merger, the Company’s certificate of incorporation as in effect immediately prior to the Merger was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In addition, at the closing of the Merger, the Company’s bylaws as in effect immediately prior to the Merger were amended and restated in their entirety (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 3, 2022, by and among Tyme Technologies, Inc., Syros Pharmaceuticals, Inc. and Tack Acquisition Corp. (incorporated by reference from Exhibit 2.1 to the Company’s 8-K filed on July 5, 2022).

3.1	Amended and Restated Certificate of Incorporation of Tyme Technologies, Inc.

3.2	Amended and Restated Bylaws of Tyme Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: September 16, 2022	By:	/s/ Jason Haas
Name: Jason Haas Title: Treasurer and Secretary